EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Keith E. Bailey
Keith E. Bailey
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ William J. Brodsky
William J. Brodsky
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Pastora San Juan Cafferty
Pastora San Juan Cafferty
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Ellen Carnahan
Ellen Carnahan
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Michelle L. Collins
Michelle L. Collins
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ John W. Higgins
John W. Higgins
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Paul W. Jones
Paul W. Jones
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ James L. Kemerling
James L. Kemerling
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Michael E. Lavin
Michael E. Lavin
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of February 29, 2012 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O’Leary, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 2012.

/s/ Charles A. Schrock
Charles A. Schrock
Director